UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2004

SEABULK INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28732 (Commission File Number)	65-0966399 (I.R.S. Employer Identification Number)

2200 Eller Drive, P.O. Box 13038 Ft. Lauderdale, Florida (Address of principal executive offices)		33316 (Zip Code)

(954) 523-2200
(Registrants’ telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number	Description of Document

99.1	Script from teleconference held on March 26, 2004 to discuss fourth quarter and full year 2003 results

     Exhibit 99.1 and the information included in it shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9. Regulation FD Disclosure

     Seabulk International, Inc. held a conference call to discuss fourth quarter and year end 2003 results at 11:00 a.m. E.S.T. on Friday, March 26, 2004, as previously announced by press release on March 19, 2004, which included instructions as to when and how to access the presentation and location on the registrant’s Web site where the information would be available. An audio replay of the presentation is currently available on the Seabulk Web site at www.seabulkinternational.com (click on Investors link) and will continue to be available for the next 90 days.

     In addition to the scripted remarks made by the Company, the Company made the following points in the Question and Answer period in response to questions from the audience:

•	The Company’s asset sales in 2004 are not likely to result in significant revenue.

•	The debt incurred in the recent acquisition of two modern double hull foreign flag tankers is $49.6 million, representing 80% of the purchase price. The debt is recourse to the Company.

•	The Company anticipates that the two new foreign flag tankers will be profitable. Per diem operating costs for each of the two tankers are approximately $4,700 per day, while pool revenue is currently averaging $23,000 per day. The revenue amount is subject to change as the product tanker market changes.

•	Operating expenses for 2004 are expected to be similar to 2003.

•	The Company anticipates a profit for the first quarter of 2004.

•	The Company does not currently see factors which make it likely that the Gulf of Mexico offshore market will improve significantly in the near future.

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•	The Company expects to drydock 60 vessels in 2004 at a cost of approximately $28 million, of which approximately $21 million will be incurred in the first two quarters of 2004

     This information, including the Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 12. Results of Operations and Financial Condition

     The script from the March 26, 2004 teleconference to discuss fourth quarter and year end 2003 results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     This information, including the Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABULK INTERNATIONAL, INC.
By:	/s/ Alan R. Twaits
	Name:	Alan R. Twaits
	Title:	Senior Vice President, General Counsel and Secretary

March 26, 2004

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INDEX TO EXHIBITS

Exhibit Number	Description of Document

99.1	Script from teleconference held on March 26, 2004 to discuss fourth quarter and full year 2003 results

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